UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2010

Date of reporting period: March 31, 2010

Item 1. Report to Stockholders.

Chase
Growth Fund

❖

Chase Mid-Cap
Growth Fund

Semi-Annual Report
Dated March 31, 2010

Chase Investment Counsel Corporation
300 Preston Avenue
Suite 500
Charlottesville, Virginia 22902-5096

Advisor: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chaseinv.com

Chase Funds

May 7, 2010

Dear Fellow Shareholder:

We are pleased to present our combined semi-annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) and the Chase Mid-Cap Growth Fund (NASDAQ: CHAMX) for the period ending March 31, 2010.  At the end of the first quarter, approximately 17,000 shareholders have $659 million invested in the Chase Growth Fund, while the Chase Mid-Cap Growth Fund has $14 million with approximately 150 shareholders.  On January 28, 2007, we initiated a Substantial Investor Class of shares in the Chase Growth Fund (CHAIX) with an annual expense ratio lower by 0.25% for direct shareholders who have invested $1 million or more.  At the end of the first quarter, over 100 shareholders had $362 million invested in that class.  We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our November 12th letter.

Fund Performance Overview

While specifics behind the Funds’ performance drivers and our thoughts on the current market outlook are detailed in a separate section below, risk-taking dominated the best performing strategies in the first quarter of 2010, as was the case of 2009.  Avoiding risk-taking strategies, which emphasize smaller companies with high-betas, low returns on capital, high variability of earnings estimates and a focus on “distressed equities,” has hurt our performance.  Strategists at major investment firms have noted, and we concur, that over time, the rewards of such risk-embracing strategies fade, and factors emphasized in our investment process – good quality, sound valuation, technically strong stocks of fundamentally strong companies – regain importance.  While the short-term trend still looks positive, our economy remains fragile.  Historically, major financial unwindings have taken a decade or more to complete and there will certainly be more financial shocks along the way.  We continue to avoid the higher risk securities and rely on solid execution of our time-tested investment process to navigate this challenging investment environment.

Our investment process combines fundamental, technical, and quantitative analysis. We seek good quality companies that are leaders in their industries and enjoy above average, sustainable earnings growth with strong balance sheets to support that growth.  Both the Chase Growth Fund and the Chase Mid-Cap Growth Fund portfolios include a diversified group of companies that we believe represent relatively outstanding investment opportunities.  The following is a discussion of the components and drivers of the performance of each fund, as well as how the characteristics of the underlying stocks compare with those in the Russell 1000 Growth® Index and the Russell Midcap® Growth Index, respectively.

Chase Growth Fund (CHASX and CHAIX)
6 months ended 3/31/10
Chase Growth Fund Class N (CHASX)	+8.16%
Chase Growth Fund SI Class (CHAIX)	+8.29%
Lipper Large Cap Growth Funds Index	+11.88%
Russell 1000® Growth Index	+12.96%
S&P 500® Index	+11.75%

Lipper Analytics Services, Inc.1 ranked the Chase Growth Fund Class N Shares (based on total return) #20 out of 330, #543 out of 611, #536 out of 729 and #833 out of 834 funds in its Large Cap Growth Universe for the ten years, five years, three years and one year periods ended 3/31/10, respectively.  Past performance is not a guarantee of future results.

On March 31st the Chase Growth Fund was invested in 39 stocks,.  They range in market capitalization from $6.3 billion (Lubrizol Corp) to $256.9 billion (Microsoft Corp).

Chase Funds

For the last six months, the Chase Growth Fund’s performance trailed the benchmarks.  During the period, sector allocation decisions were neutral to performance.  Stock selection was negative in most sectors, as the consistent growth stocks favored by the Chase investment process lagged riskier stocks, as discussed earlier.  For the six months ended March 31st, our five best performing stocks were Visa +29.35%, Cognizant Technology Solutions +24.70%, Priceline.com +20.04%, Express Scripts +18.14%, and NetApp +17.35%.

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the Russell 1000® Growth Index.  Chase Growth Fund stocks have higher five-year average annual earnings per share growth rates of 23% vs. 18% for the Russell 1000 Growth® Index.  They have also been more profitable with a Return on Equity of 26% vs. 24%, and less debt with Debt to Total Capital of 20% vs. 26%.  They sell at a higher price/earnings multiple than the Russell 1000 Growth® (18.0X vs. 13.7X) based on 2010 estimated earnings.  Our stocks are selling at 0.77 times their five-year historical growth rates compared to 0.76 times for the Russell 1000 Growth® and 0.83 times their projected reinvestment rates compared to 0.73 times for the Russell 1000 Growth®.

March 31, 2010	CHASE GROWTH FUND STOCKS vs. RUSSELL 1000® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2010) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

March 31, 2010	FUNDAMENTALS AND RATIOS

P/E to Five-Year Historical Growth	P/E to Projected Reinvestment Rate

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2010) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

Chase Mid-Cap Growth Fund (CHAMX)
6 months ended 3/31/10
Chase Mid-Cap Growth Fund (CHAMX)	+12.82%
Lipper MidCap Growth Funds Index	+13.22%
Russell Midcap® Growth Index	+14.87%

Chase Funds

Lipper Analytics Services, Inc.1 ranked the Chase Mid-Cap Growth Fund (based on total return) #245 out of 321, #182 out of 377 and #412 out of 425 funds in its Mid-Cap Growth Fund Universe for the five years, three years and one year periods ended 3/31/10, respectively.  Past performance is not a guarantee of future results.

On March 31st the Chase Mid-Cap Growth Fund was invested in 44 stocks,.  They range in market capitalization from $1.2 billion (Allegiant Travel) to $17.8 billion (TJX Cos Inc).

The Chase Mid-Cap Growth Fund has also trailed the benchmarks during the last six months.  As with the Chase Growth Fund, our avoidance of risk-taking strategies has hurt relative performance.  Within our midcap growth mandate, we have continued to favor some of the larger, more stable earning growth companies.  Our heavier emphasis in the consumer discretionary and health care stocks, together with strong stock selection in those areas, helped relative performance, but our stock selection in some of the more defensive consumer staples names hurt  relative performance.  For the six months ended March 31st, our five best performing stocks were Perrigo +37.81%, Deckers Outdoor +35.77%, Priceline.com +29.75%, Grand Canyon Education +28.96%, and Mylan +24.61%.

The chart below compares the characteristics of Chase Mid-Cap Growth Fund stocks to the stocks in the Russell Midcap® Growth Index.  They have higher five-year average annual earnings per share growth rates of 24% vs. 19% for the Russell Midcap® Growth Index, and they have stronger balance sheets with Debt to Total Capital of only 19% vs. 27%.  They sell at a higher price/earnings multiple than the Russell Midcap® Growth Index (18.2X vs. 15.2X) based on 2010 estimated earnings.  Our mid-cap stocks are selling at 0.75 times their five-year historical growth rates compared to 0.82 times for the Russell Midcap® Growth Index and 0.90 times their projected reinvestment rates compared to 0.98 times for the Russell Midcap® Growth Index.

March 31, 2010	CHASE MID-CAP GROWTH FUND STOCKS vs. RUSSELL MIDCAP® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2010) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

March 31, 2010	FUNDAMENTALS AND RATIOS

P/E to Five-Year Historical Growth	P/E to Projected Reinvestment Rate

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2010) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

Chase Funds

Market Outlook

Chase Investment Counsel Corporation’s investment process is bottom up and driven by our security selection methodology.  For shareholders who are interested in the economic and market outlook, we feel that the best way for our firm to provide this information is by presenting a thorough, and well researched compilation of relevant factors that we believe could influence the market over the near term.  Below is our current market commentary.

Positive Factors

•	The Federal Reserve continues to reaffirm its low interest rate and special lending assistance to help the economy.

•
Recently Lowry’s Buying Power index was near its highest level in nine months, while its Selling Pressure Index has been trending down since July.  Their current pattern is consistent with a primary market uptrend with only their short term indicators warning of a period of modest correction.

•
As Lowry also points out narrow selective buying was evident before the 1929 and 1987 highs, in fact before most other important market tops in the last 70 years.  The breadth of recent tops has been confirmed by the large number of stocks reaching 52 week highs and new highs in the advance-decline line indexes of the NYSE, Operating Companies Only as well as small and mid-cap stocks.  Advance-decline lines have historically given 4 to 6 months warning of major market tops.

•
On 03/31/10 Money Market funds were at $3.0 trillion, about 22% of NDR Total Stock Market Values; that is still substantial liquidity on the sidelines for use when investor confidence improves.  Long-only equity managers are under increasing pressure to become invested.

•
With help from huge government expenditures the economy has turned around.  ISI anticipates 4.0% to 4.5% real Gross Domestic Product (GDP) in the second half of 2010 due to improved retail sales, inventories and employment.  We have experienced the largest inventory drawdown in history, with six consecutive quarters of drawdowns.  The resulting inventory rebuild should continue to support the economic recovery.  Corporate earnings in 2010 are estimated to be much higher than 2009 reflecting cost cutting, employment cuts and assumed business recovery.

•
The Leading Economic Indicators year-over-year (y/y) are indicative of a strong recovery.  The April ISM Composite Index rose 0.8 points to 60.4, the highest level since 2004, indicating accelerating growth in the manufacturing sector.

•
Despite subdued levels of consumer confidence as seen in continued low readings in the Reuters/University of Michigan and Conference Board surveys, consumer spending has continued to improve.  Helped by an early Easter, retail sales rose 1.6% in March and up a still strong 0.6% ex-autos.

•
On March 17th the Dow Jones Industrial Average closed at 10,733, a new 2010 high confirming the earlier new high by the Transports and above its critical 10,725 level giving a new Dow Theory Bull Signal.  Moreover, there were 627 new 52-week highs, well above the 523 of January 11th confirming the upward trend.

Risk Factors

•
The S&P 500 declined 3.6% in January.  The January Barometer suggests, with 75% accuracy since 1950, that 2010 should be a down year, especially when the December closing low is penetrated in the first quarter as it was this year. Indeed from the close of those 23 down Januaries to the low of the next 11 months, the average decline was over -14%.  However, in 10 of those years that low was a buying opportunity with the S&P closing up for the year.

Chase Funds

•
On April 30th, NDR estimated total common stock market capitalization (currently 4,100 U.S. stocks) stood at 94.5% of nominal GDP; down 45% from its 3/31/2000 historic peak of 172.6%, but  still well above its lows of 36.3% and 32.2% respectively in 1974 and 1982 and above its 60% Norm since 1925.

•
The Volatility Index (VIX), a measure of investor bullishness/complacency, had recently returned to levels last seen before the financial crisis began.  On April 13th it gave a Sell signal.  These rare signals during the past three years suggest that when the next decline comes, it could be substantial.  While the VIX has risen substantially since then, that sell signal has not yet been reversed.

•
An increasing number of stock purchases made near last year’s panic lows may become long-term capital gains.  With tax rates expected to rise, this may increase the amount of stock for sale and add to the supplies from new issues.  There is also a tendency for an opposite top or bottom a year after an important high or low.  At 22x 2009 S&P 500 earnings the market is already discounting a substantial increase for 2010.  Consumer credit outstanding has fallen 14 of the past 16 months.  Bank recovery is hampered by the need for stricter lending requirements, increased mortgage defaults (at the end of ’09, 58% of the mortgage loans that had been “modified” in the 4th quarter of ’08 were redefaulting), huge additional losses on credit cards, auto loans, and commercial loans.

•
Since 70% of our economy is tied to the consumer, with 16.9% unemployed (including underemployed working only part time) and consumers either choosing to reduce their debts or being forced to do so, there is little chance of anything sustainable better than moderate expansion until employment recovers significantly.

•
The huge stimulus spending by the federal government has failed to create jobs and get money into the hands of households.  Small businesses are not producing new jobs in this recovery as they have in prior ones because of concern over proposed changes in health care, the expectation of higher taxes and the inability to secure bank lending.  The market is beginning to take notice of what’s happening in Washington.  With healthcare stocks down since March 22nd when Obamacare was passed and financials underperforming since the SEC announced fraud charges against Goldman Sachs which increases the likelihood of the passage of a financial reform bill.

•
A balance sheet recession caused by excessive debt and collapsing net worth is quite different than those caused by restrictive central banks to curb inflation.  We are in the midst of the largest worldwide wealth destruction ever.  We have not experienced this type of recession since the 1930s which is why the pattern of stock market decline experienced in the 1929-1938 period is relevant and why it’s important that Bernanke has vowed not to repeat mistakes of the 1930s, especially the 1936-7 Fed tightening.  Moreover, the U.S. government as well as state and local governments, and consumers are in much worse financial condition now than they were then.  For instance, Organisation for Economic Co-Development (OECD) projects the U.S. government deficit as a percentage of GDP at 10.5% in 2010 which is even worse than its 10.0% estimate for Greece.

•
Over the last six quarters China, which is rapidly spending their US $ on tangible assets, has been rolling to shorter Treasury maturities.  Ominously in December China actually became a net seller of $34.2 billion of U.S. Treasury Securities followed by another $5.8 billion in January and $11.5 billion in February falling back to 2nd place as the major creditor of the US.  All foreign buying has declined from 41% to only 16% in the last 4 quarters.

•
With the huge increase in printing fiat dollars and running enormous deficits, we are undermining our currency and the confidence of foreign lenders/investors.  If they decide not to increase their substantial US investments, we could suffer much higher interest rates and a substantial further decline in the purchasing power of our dollar.  Should the administration be successful in getting China to significantly raise the value of its currency that could be very inflationary for American consumers.  With China a dominant force on world markets it is negative that their market has lagged while other markets were making new highs.  The Shanghai index declined to new lows just this week.

Chase Funds

•
The world is flirting with a huge sovereign debt crisis.  It’s not just Greece and the other PIIGS that are near default.  The cost of 5-year insurance contracts (credit default swaps) for eight other countries including Ukraine, Latvia, Pakistan, Argentina, and Venezuela are even higher than Greece suggesting they are just as likely to default.

Conclusion

•
As the Leuthold Group points out the first 10% decline in the 22 Bull markets since 1900 has typically occurred about 11 months from its start.  The Dow’s 7.6% January/February decline should qualify and the rising 200 day moving average was never threatened.  The S&P has declined more than 10% during only 16 of the 244 quarters since 1949.  Seven of those were Q2 or Q3 of Mid-Term election years like 2010.  ISI calculated the Average Monthly S&P Performance since 1942.  It has peaked in April and involved a sizeable correction during Q2-Q3 followed by a year-end rise.

•
The recovery that began in March 2009 has been described as the best rally since the 1930s.  In 1931 there were three sharp rallies of 27%, 31%, and 20% before the market finally bottomed in 1932.  If the current recovery is a major cyclical rally within a secular Bear market, historically such rallies have recovered 1/3 to 2/3 of the previous decline.  Major resistance exists around current levels near the 200 week moving average and the Fibonacci 62% retracement of the October 2007-March 2009 decline.  Many of the major world markets have now rallied 50% or more from their panic lows of last March.  Further gains should be modest as they are now discounting much if not all of the expected 2010 earnings recovery.  It remains to be seen whether this is a sustainable Bull market or a major recovery within a secular decline.

•
By buying Treasuries and mortgages, the Fed has increased liquidity by over $1 trillion.  Much of the excess liquidity has gone into stocks, bonds, and commodities.  However, between 2/26/10 and 4/9/10 the Fed reduced the monetary base by 5%.  We are watching those figures closely because continued reduction in liquidity could be a serious negative for security prices.  As long as the huge sums of liquidity that central banks have injected into the global economy are not being utilized to expand employment, increase inventory or to invest in plant and equipment, those funds should continue to provide strong support for security prices.

•
We continue to emphasize good-quality companies that are market leaders.  If the current market rise proves to be a sustainable long-term one, good-quality equities with strong balance sheets which did not fully participate in the 2009 recovery are the most attractive category and we believe should close the gap on the overbought low quality stocks which were the 2009 leaders. Alternatively, if the rise ends abruptly, we believe our stocks will enjoy better defensive qualities.

Chase Investment Counsel Corp. manages $2.5 billion for clients in 29 states.  The Chase Growth Fund (CHASX & CHAIX) and our Chase Mid-Cap Growth Fund (CHAMX) are managed by the same investment team that manages our large separate accounts.  The current senior investment team of Derwood Chase, Brian Lazorishak, Peter Tuz, and Peter Wood has been in place since the Chase Growth Fund’s inception in 1997.  As a moderate size firm, we have much more flexibility in buying and selling large and mid-cap stocks without a significant market impact.

To discourage even legal short term trading, which disrupts portfolio management and increases expenses for long-term investors, we impose a 2% fee on sales of shares in either fund held less than 60 days, computed on a first-in, first-out basis.  Such fees remain in the fund for the benefit of all shareholders.  The expense ratio on the Chase Growth Fund is 1.22% on an annualized basis for the Class N (CHASX) shares; 0.97% for Substantial Investor Class (CHAIX) shares.  On the Chase Mid-Cap Growth Fund, our expense ratio remains capped at 1.48% and the front-end sales charge was eliminated in the Prospectus dated January 2009.  There are no annual Rule 12b-1 fees on either of our Funds.

Chase Funds

We assure you that we will be working very hard to find, analyze and invest in relatively attractive, good quality stocks.  The officers and employees of Chase Investment Counsel Corporation appreciate your confidence and we look forward to a long investment relationship together.  Listed below are the 10 largest holdings of each fund as of March 31, 2010.

TOP 10 HOLDINGS

Chase Growth Fund			Chase Mid-Cap Growth Fund
1.	Apple	4.94%	1.	Priceline Inc.	4.24%
2.	Microsoft Corp.	4.80%	2.	Mylan Inc.	3.93%
3.	Visa Inc.	4.45%	3.	Informatica Corp.	3.91%
4.	TJX Cos Inc.	4.39%	4.	Sybase Inc.	3.20%
5.	Starbucks Corp.	4.31%	5.	AmerisourceBergen Corp.	3.09%
6.	Hewlett Packard Co.	4.31%	6.	TJX Cos Inc.	3.07%
7.	3M Co.	3.58%	7.	Cameron International Corp.	3.06%
8.	Medco Health Solutions Inc.	3.56%	8.	Life Technologies Corp.	3.03%
9.	Teva Pharmaceuticals Inds.	3.27%	9.	Solera Holdings Inc.	2.87%
10.	EMC Corp.	3.27%	10.	Ball Corp.	2.38%

Derwood S. Chase, Jr., CIC	Peter W. Tuz, CFA
Chairman & CEO	President
Chase Investment Counsel Corporation	Chase Investment Counsel Corporation

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Mid-Cap Growth Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The funds may invest in foreign securities traded on U.S. exchanges, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Diversification does not assure a profit or protect against loss in a declining market.

The opinions expressed above are those of the investment adviser, are subject to change, and any forecasts made cannot be guaranteed.

The Lipper Large Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

The Lipper MidCap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.

The Russell 1000® Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Dow Jones Transports, also known as the Dow Jones Transportation Average, is the oldest U.S. stock market index and currently contains the stocks of 20 transportation-related companies.

Chase Funds

The Dow Jones Industrial Average (DOW) is an unmanaged index of 30 common stocks comprised of major industrial companies and assumes reinvestment of dividends.

You cannot invest directly in an index.

Beta measures the volatility of the fund, as compared to that of the overall market. The Market’s beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

Founded in 1938, Lowry’s Research Corporation’s (“Lowry’s”) has developed a series of indices and market indicators based around historical supply and demand forces in the market, including their proprietary Buying Power Index, Selling Pressure Index, OCO Unweighted Price Index and Intermediate Trend Sell signals.

1
Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.  Each Lipper average represents a universe of Funds with similar investment objectives.  Ranking for the periods shown include dividends and distributions reinvested and do not reflect sales charges.  Please note our Chase Funds do not have any sales charges but management fees and other expenses still apply. Please refer to the prospectus for further details.

Fee waivers are in effect for the Mid-Cap Growth Fund. In the absence of fee waivers, total return would be reduced.

Fund holdings and sector weightings are subject to change and are not a recommendation to buy or sell any security.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

The Price-Earnings Ratio (“P/E”) is the most common measure of how expensive a stock is.

The Return on Equity (“ROE”) is the amount earned on a company’s common stock investment for a given period.

Price-to-Book (P/B) Ratio is calculated by dividing the current price of the stock by the company’s book value per share.

Book value: net asset value of a company, calculated by subtracting total liabilities from total assets.

Debt to total capital-ratio shows the relationship between a company’s debt and its available capital, indicating the financial leverage of the company.

Richard Russell is the editor and publisher of the Dow Theory Letters, which was founded in 1958 and is the oldest service continuously written by one person.  The Letters, published every three weeks, cover the US stock market, foreign markets, bonds, precious metals, commodities, economics –plus Russell’s widely-followed comments and observations and stock market philosophy.

The NDR (Ned Davis Research) Total Market Value proxies the market value of all U.S.-domiciled companies traded on U.S. exchanges, and is thus one of the broadest measures of the U.S. stock market.

PIIGS stands for Portugal, Italy, Ireland, Greece and Spain, a group of European countries currently experiencing economic distress.

While the Funds are no-load, management fees and other expenses apply.  Please refer to the prospectus for further details.

Quasar Distributors, LLC, Distributor.  (5/10)

Chase Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2010 (Unaudited)

Chase Growth Fund

Chase Mid-Cap Growth Fund

Percentages represent market value as a percentage of total investments.

EXPENSE EXAMPLE at March 31, 2010 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/09 – 3/31/10).

Chase Funds

EXPENSE EXAMPLE at March 31, 2010 (Unaudited), Continued

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.48% in the Chase Mid-Cap Growth Fund, per the advisory agreement. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/09	Value 3/31/10	Period 10/1/09 – 3/31/10*
Chase Growth Fund (Class N)
Actual	$1,000.00	$1,081.60	$6.07
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$5.89

*
Expenses are equal to the Fund’s annualized expense ratio of 1.17% (including interest expense) for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/09	Value 3/31/10	Period 10/1/09 – 3/31/10*
Chase Growth Fund (Substantial Investor Class)
Actual	$1,000.00	$1,082.90	$4.78
Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.63

*
Expenses are equal to the Fund’s annualized expense ratio of 0.92% (including interest expense) for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/09	Value 3/31/10	Period 10/1/09 – 3/31/10*
Chase Mid-Cap Growth Fund (Class N)
Actual	$1,000.00	$1,128.20	$7.96
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50% (including interest expense) for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2010 (Unaudited)

Shares	COMMON STOCKS: 98.7%	Value
	Broadcast Media: 1.1%
221,000	DIRECTV - Class A*	$7,472,010

	Chemicals - Specialty: 1.1%
76,900	Lubrizol Corp.	7,053,268

	Computer Hardware: 9.2%
138,650	Apple Inc.*	32,573,045
534,390	Hewlett Packard Co.	28,402,828
		60,975,873
	Computer - Networking: 3.1%
794,500	Cisco Systems, Inc.*	20,680,835

	Computer Software - Enterprise: 2.1%
529,600	Oracle Corp.	13,605,424

	Computer Software - Desktop/Small Business: 4.8%
1,080,910	Microsoft Corp.	31,638,236

	Computer - Storage: 5.4%
1,193,520	EMC Corp.*	21,531,101
428,070	NetApp, Inc.*	13,937,959
		35,469,060
	Conglomerates: 6.6%
282,400	3M Co.	23,600,168
274,700	United Technologies Corp.	20,220,667
		43,820,835
	Drugs - Generic: 5.0%
201,100	Hospira Inc.*	11,392,315
341,420	Teva Pharmaceutical Industries Ltd. - ADR	21,536,774
		32,929,089
	Drugs - Proprietary: 2.3%
236,400	Allergan, Inc.	15,441,648

	Electrical Equipment: 1.5%
211,900	Cooper Industries PLC	10,158,486

	Energy/Oil & Gas Exploration & Production: 1.5%
186,900	Newfield Exploration Co.*	9,728,145

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2010 (Unaudited), Continued

Shares		Value
	Energy/Oil Service: 1.1%
108,600	FMC Technologies, Inc.*	$7,018,818

	Financial/Information Services: 4.4%
322,180	Visa Inc. - Class A	29,328,045

	Food: 3.9%
130,500	General Mills, Inc.	9,238,095
277,200	J.M. Smucker Co.	16,704,072
		25,942,167
	Health Care Distribution: 5.1%
473,700	AmerisourceBergen Corp.	13,699,404
302,560	McKesson Corp.	19,884,243
		33,583,647
	Health Care Products: 5.0%
41,480	Alcon, Inc.+	6,701,509
312,370	Life Technologies Corp.*	16,327,580
215,300	Medtronic, Inc.	9,694,959
		32,724,048
	Health Care Services: 5.5%
123,600	Express Scripts, Inc.*	12,577,536
363,390	Medco Health Solutions, Inc.*	23,460,458
		36,037,994
	Household Products: 2.9%
223,700	Colgate-Palmolive Co.	19,072,662

	Insurance - Disability/Life: 2.0%
245,100	Aflac, Inc.	13,306,479

	Internet Retail: 2.3%
58,640	priceline.com Inc.*	14,953,200

	Internet Software & Services: 2.6%
29,750	Google Inc. - Class A*	16,868,548

	Luxury Goods: 2.2%
361,300	Coach, Inc.	14,278,576

	Metals - Precious: 2.0%
342,770	Barrick Gold Corp.+	13,141,802

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2010 (Unaudited), Continued

Shares		Value
	Restaurants: 4.3%
1,170,960	Starbucks Corp.*	$28,419,199

	Retail - Discount: 5.4%
127,500	Ross Stores Inc.	6,817,425
680,500	TJX Companies, Inc.	28,934,860
		35,752,285
	Semiconductors: 1.5%
490,600	Marvell Technology Group Ltd.*+	9,998,428

	Service Companies: 2.7%
347,900	Cognizant Technology Solutions - Class A*	17,735,942

	Telecommunication Equipment: 2.1%
320,900	American Tower Corp. - Class A*	13,673,549
	Total Common Stocks (Cost $556,395,615)	650,808,298

	SHORT-TERM INVESTMENTS: 1.9%
12,803,789	AIM STIT Treasury Portfolio - Institutional Class, 0.03%#	12,803,789
	Total Short-Term Investments (Cost $12,803,789)	12,803,789
	Total Investments in Securities (Cost $569,199,404): 100.6%	663,612,087
	Liabilities in Excess of Other Assets: (0.6%)	(4,243,074)
	Net Assets: 100.0%	$659,369,013

ADR - American Depositary Receipt
*	Non-income producing security.
+	U.S. traded security of a foreign issuer.
#	Rate shown is the 7-day yield as of March 31, 2010.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2010 (Unaudited)

Shares	COMMON STOCKS: 91.0%	Value
	Airlines: 1.0%
2,500	Allegiant Travel Co.*	$144,650

	Apparel: 2.0%
6,000	Guess?, Inc.	281,880

	Chemicals: 2.0%
6,700	Albemarle Corp.	285,621

	Chemicals - Specialty: 1.0%
1,600	Lubrizol Corp.	146,752

	Computer - Networking: 1.1%
5,100	Blue Coat Systems Inc.*	158,304

	Computer Software - Enterprise: 7.2%
5,900	JDA Software Group, Inc.*	164,138
10,500	Solera Holdings, Inc.	405,825
9,700	Sybase, Inc.*	452,214
		1,022,177
	Computer - Storage: 3.9%
20,600	Informatica Corp.*	553,316

	Containers: 2.4%
6,300	Ball Corp.	336,294

	Defense: 1.6%
3,600	Rockwell Collins, Inc.	225,324

	Dental Supplies: 2.0%
4,900	Henry Schein, Inc.*	288,610

	Drugs - Generic: 8.0%
4,300	Hospira, Inc.*	243,595
24,500	Mylan, Inc.*	556,395
5,500	Perrigo Co.	322,960
		1,122,950
	Education Services: 2.7%
3,300	DeVry, Inc.	215,160
6,600	Grand Canyon Education, Inc.*	172,524
		387,684

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2010 (Unaudited), Continued

Shares		Value
	Electronics: 1.5%
5,100	Amphenol Corp. - Class A	$215,169

	Energy/Oil & Gas Exploration & Production: 1.0%
2,700	Newfield Exploration Co.*	140,535

	Energy/Oil Service: 4.1%
10,100	Cameron International Corp.*	432,886
2,400	Dril-Quip, Inc.*	146,016
		578,902
	Food: 3.5%
4,700	J. M. Smucker Co.	283,222
4,900	TreeHouse Foods, Inc.*	214,963
		498,185
	Footwear: 3.6%
1,970	Deckers Outdoor Corp.*	271,860
8,000	Wolverine World Wide, Inc.	233,280
		505,140
	Health Care Distribution: 3.1%
15,100	AmerisourceBergen Corp.	436,692

	Health Care Products: 3.0%
8,200	Life Technologies Corp.*	428,614

	Health Care Services: 4.3%
8,100	Catalyst Health Solutions, Inc.*	335,178
4,700	MEDNEX, Inc.*	273,493
		608,671
	Household Products: 2.0%
4,200	Church & Dwight Co., Inc.	281,190

	Industrial Distributors: 2.2%
2,900	W.W. Grainger, Inc.	313,548

	Internet Retail: 4.3%
2,350	priceline.com Inc.*	599,250

	Luxury Goods: 1.7%
6,200	Fossil, Inc.*	233,988

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2010 (Unaudited), Continued

Shares		Value
	Media & Advertising: 1.3%
4,200	Scripps Networks Interactive - Class A	$186,270

	Medical Products: 1.6%
2,300	Edwards Lifesciences Corp.*	227,424

	Personal Care: 2.0%
5,980	NBTY, Inc.*	286,921

	Restaurants: 4.0%
2,490	Chipotle Mexican Grill, Inc.*	280,548
3,800	Panera Bread Co. - Class A*	290,662
		571,210
	Retail - Discount: 4.6%
3,600	Dollar Tree, Inc.*	213,192
10,200	TJX Companies, Inc.	433,704
		646,896
	Retail - Specialty: 2.3%
5,500	Tractor Supply Co.	319,275

	Semiconductors: 4.0%
7,400	Atheros Communications, Inc.*	286,454
17,700	Skyworks Solutions, Inc.*	276,120
		562,574
	Service Companies: 2.0%
4,900	VistaPrint NV+*	280,525
	Total Common Stocks (Cost $10,224,832)	12,874,541

	SHORT-TERM INVESTMENTS: 8.9%
1,259,060	AIM STIT Treasury Portfolio - Institutional Class, 0.03%#	1,259,060
	Total Short-Term Investments (Cost $1,259,060)	1,259,060
	Total Investments in Securities (Cost $11,483,892): 99.9%	14,133,601
	Other Assets in Excess of Liabilities: 0.1%	14,604
	Net Assets: 100.0%	$14,148,205

*	Non-income producing security.
+	U.S. traded security of a foreign issuer.
#	Rate shown is the 7-day yield as of March 31, 2010.

The accompanying notes are an integral part of these financial statements.

Chase Funds

(This Page Intentionally Left Blank.)

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2010 (Unaudited)

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
ASSETS
Investments in securities, at value
(identified cost $569,199,404 and $11,483,892, respectively)	$663,612,087	$14,133,601
Receivables
Securities sold	18,389,536	214,992
Fund shares issued	553,049	—
Dividends and interest	79,536	2,441
Prepaid expenses	36,324	8,987
Total assets	682,670,532	14,360,021

LIABILITIES
Payables
Securities purchased	20,079,867	185,458
Fund shares redeemed	2,578,681	—
Due to Advisor	420,207	4,071
Shareholder servicing fees (Class N Shares)	63,978	2,978
Custody fees	29,236	350
Administration fees	41,603	1,787
Transfer agent fees and expenses	34,167	3,230
Audit fees	9,822	9,075
Fund accounting fees	25,452	3,861
Chief Compliance Officer fee	1,850	616
Accrued expenses and other liabilities	16,656	390
Total liabilities	23,301,519	211,816
NET ASSETS	$659,369,013	$14,148,205

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2010 (Unaudited), Continued

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$296,608,564	$14,148,205
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	18,637,404	535,908
Net asset value, offering and redemption price per share	$15.91	$26.40
Substantial Investor Class Shares
Net assets applicable to shares outstanding	$362,760,449	$—
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	22,750,936	—
Net asset value, offering and redemption price per share	$15.94	$—

COMPONENTS OF NET ASSETS
Paid-in capital	$631,846,939	$16,074,570
Accumulated net investment loss	(1,071,797)	(46,369)
Accumulated net realized loss from investments	(65,818,812)	(4,529,705)
Net unrealized appreciation on investments	94,412,683	2,649,709
Net assets	$659,369,013	$14,148,205

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2010 (Unaudited)

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends (Net of foreign taxes withheld
of $35,012 and $136, respectively)	$2,679,705	$74,212
Interest	1,303	87
Total income	2,681,008	74,299
Expenses
Advisory fees (Note 4)	2,717,262	60,549
Shareholder servicing fees - Class N Shares (Note 5)	438,362	20,183
Administration fees (Note 4)	260,932	12,110
Transfer agent fees and expenses (Note 4)	84,329	9,308
Custody fees (Note 4)	67,008	2,844
Fund accounting fees (Note 4)	66,883	11,168
Registration fees	26,696	5,208
Printing and mailing expense	24,123	633
Insurance expense	15,616	2,285
Trustees fees	11,725	3,139
Audit fees	9,822	9,075
Legal fees	5,275	3,913
Chief Compliance Officer fee (Note 4)	5,070	1,690
Interest expense (Note 7)	648	1,183
Miscellaneous	19,054	1,652
Total expenses	3,752,805	144,940
Less: Expenses waived by Advisor (Note 4)	—	(24,272)
Net expenses	3,752,805	120,668
Net investment loss	(1,071,797)	(46,369)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	40,992,688	2,757,650
Net change in unrealized appreciation/(depreciation) on investments	18,573,215	(927,949)
Net realized and unrealized gain on investments	59,565,903	1,829,701
Net Increase in Net Assets Resulting from Operations	$58,494,106	$1,783,332

The accompanying notes are an integral part of these financial statements.

Chase Funds

(This Page Intentionally Left Blank.)

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year
	March 31, 2010	Ended
	(Unaudited)	Sept. 30, 2009
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$(1,071,797)	$1,013,996
Net realized gain/(loss) from investments	40,992,688	(126,695,023)
Net change in unrealized appreciation on investments	18,573,215	61,228,949
Net increase/(decrease) in net assets
resulting from operations	58,494,106	(64,452,078)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class N Shares	—	(857,428)
Substantial Investor Class Shares	—	(581,181)
Distributions in excess
Class N Shares	—	(82,566)
Substantial Investor Class Shares	—	(24,238)
Total distributions to shareholders	—	(1,545,413)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived from net change
in outstanding shares (a)	(203,306,244)	322,741,061
Total increase/(decrease) in net assets	(144,812,138)	256,743,570

NET ASSETS
Beginning of period	804,181,151	547,437,581
End of period	$659,369,013	$804,181,151
Accumulated net investment loss	$(1,071,797)	$—

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Class N Shares
	Six Months Ended		Year
	March 31, 2010		Ended
	(Unaudited)		Sept. 30, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,427,048	$36,808,058	16,736,878	$226,847,814
Shares issued on
reinvestments of distributions	—	—	64,103	875,007
Shares redeemed*	(11,645,594)	(177,924,468)	(13,682,781)	(187,147,186)
Net increase/(decrease)	(9,218,546)	$(141,116,410)	3,118,200	$40,575,635
* Net of redemption fees of		$13,365		$128,690

Substantial Investor Class Shares
	Six Months Ended		Year
	March 31, 2010		Ended
	(Unaudited)		Sept. 30, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	822,484	$12,585,287	21,815,619	$308,981,531
Shares issued on
reinvestments of distributions	—	—	35,834	488,418
Shares redeemed*	(4,874,109)	(74,775,121)	(2,052,261)	(27,304,523)
Net increase/(decrease)	(4,051,625)	$(62,189,834)	19,799,192	$282,165,426
* Net of redemption fees of		$1,016		$—

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year
	March 31, 2010	Ended
	(Unaudited)	Sept. 30, 2009
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(46,369)	$(198,943)
Net realized gain/(loss) from investments	2,757,650	(6,438,489)
Net change in unrealized appreciation/(depreciation)
on investments	(927,949)	3,141,848
Net increase/(decrease) in net assets
resulting from operations	1,783,332	(3,495,584)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived from
net change in outstanding shares (a)	(13,432,751)	388,814
Total decrease in net assets	(11,649,419)	(3,106,770)

NET ASSETS
Beginning of period	25,797,624	28,904,394
End of period	$14,148,205	$25,797,624
Accumulated net investment loss	$(46,369)	$—

(a)	A summary of share transactions is as follows:

Class N Shares
	Six Months Ended		Year
	March 31, 2010		Ended
	(Unaudited)		Sept. 30, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	6,786	$165,256	162,220	$3,275,893
Shares redeemed*	(573,333)	(13,598,007)	(150,365)	(2,887,079)
Net increase/(decrease)	(566,547)	$(13,432,751)	11,855	$388,814
* Net of redemption fees of		$812		$353

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class N Shares
	Six Months
	Ended
	March 31, 2010		Year Ended September 30,
	(Unaudited)		2009		2008		2007		2006		2005
Net asset value, beginning of period	$14.71		$17.24		$22.20		$19.36		$19.02		$16.15
Income from investment operations:
Net investment income/(loss)	(0.03	)(1)	0.02	(1)	0.04	(1)	0.03	(1)	0.04	(1)	(0.05	)(1)
Net realized and unrealized
gain/(loss) on investments	1.23		(2.51)		(3.04)		3.50		0.30		2.92
Total from investment operations	1.20		(2.49)		(3.00)		3.53		0.34		2.87
Less distributions:
From net investment income	—		(0.04)		(0.04)		(0.06)		—		—
From net realized gain
on investments	—		—		(1.92)		(0.63)		—		—
Distributions in excess	—		(0.00	)(2)	—		—		—		—
Total distributions	—		(0.04)		(1.96)		(0.69)		—		—
Paid-in capital from redemption fees	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)
Net asset value, end of period	$15.91		$14.71		$17.24		$22.20		$19.36		$19.02
Total return	8.16	%(4)	-14.45%		-14.93%		18.79%		1.79%		17.77%
Ratios/supplemental data:
Net assets, end of period (thousands)	$296,609		$409,698		$426,473		$534,456		$602,102		$484,325
Ratio of expenses to average net assets	1.17	%(5)	1.19%		1.17%		1.17	%(3)	1.17%		1.18%
Ratio of net investment income/(loss)
to average net assets	(0.42	%)(5)	0.17%		0.20%		0.16%		0.18%		(0.27%)
Portfolio turnover rate	86.39	%(4)	181.38%		181.43%		136.99%		163.94%		86.68%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Effective June 21, 2007, the Advisor eliminated the expense cap.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each period

Substantial Investor Class Shares
	Six Months
	Ended					January 29, 2007(1)
	March 31, 2010		Year Ended September 30,			Through
	(Unaudited)		2009		2008	September 30, 2007
Net asset value, beginning of period	$14.72		$17.27		$22.23	$19.04
Income from investment operations:
Net investment income/(loss)	(0.01	)(2)	0.03	(2)	0.08 (2)	0.02	(2)
Net realized and unrealized gain/(loss)
on investments	1.23		(2.50)		(3.03)	3.17
Total from investment operations	1.22		(2.47)		(2.95)	3.19
Less distributions:
From net investment income	—		(0.08)		(0.09)	—
From net realized gain on investments	—		—		(1.92)	—
Distributions in excess	—		(0.00	)(6)	—	—
Total distributions	—		(0.08)		(2.01)	—
Paid-in capital from redemption fees	0.00	(2)(6)	—		—	—
Net asset value, end of period	$15.94		$14.72		$17.27	$22.23
Total return	8.29	%(3)	-14.26%		-14.69%	16.75	%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)	$362,760		$394,483		$120,965	$86,496
Ratio of expenses to average net assets	0.92	%(4)	0.94%		0.92%	0.92	%(4)
Ratio of net investment income/(loss) to
average net assets	(0.17	%)(4)	0.22%		0.39%	0.18	%(4)
Portfolio turnover rate	86.39	%(3)	181.38%		181.43%	136.99	%(3)(5)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate calculated for the year ended September 30, 2007.
(6)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class N Shares
	Six Months
	Ended
	March 31, 2010		Year Ended September 30,
	(Unaudited)		2009		2008	2007		2006		2005
Net asset value, beginning of period	$23.40		$26.50		$33.57	$30.39		$31.37		$24.51
Income from investment operations:
Net investment loss	(0.07	)(1)	(0.18	)(1)	(0.25)	(0.19	)(1)	(0.14	)(1)	(0.21	)(1)
Net realized and unrealized
gain/(loss) on investments	3.07		(2.92)		(5.79)	5.97		(0.24)		7.30
Total from investment operations	3.00		(3.10)		(6.04)	5.78		(0.38)		7.09
Less distributions:
From net realized gain
on investments	—		—		(1.01)	(2.60)		(0.60)		(0.23)
Distributions in excess	—		—		(0.02)	—		—		—
Total distributions	—		—		(1.03)	(2.60)		(0.60)		(0.23)
Paid-in capital from redemption fees	0.00	(1)(2)	0.00	(1)(2)	—	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)
Net asset value, end of period	$26.40		$23.40		$26.50	$33.57		$30.39		$31.37
Total return	12.82	%(3)	-11.70%		-18.56%	20.57%		-1.24%		29.07%
Ratios/supplemental data:
Net assets, end of period (thousands)	$14,148		$25,798		$28,904	$30,755		$27,293		$17,202
Ratio of expenses including interest
expense to average net assets:
Before expense waiver	1.80	%(4)	1.61%		1.52%	1.52%		1.74%		2.34%
After expense waiver	1.50	%(4)	1.48%		1.48%	1.48%		1.48%		1.48%
Ratio of interest expense to
average net assets	0.02	%(4)	—		—	—		—		—
Ratio of net investment loss including
interest expense to average net assets:
Before expense waiver	(0.87	%)(4)	(1.02%)		(0.95%)	(0.68%)		(0.71%)		(1.63%)
After expense waiver	(0.57	%)(4)	(0.89%)		(0.91%)	(0.64%)		(0.45%)		(0.77%)
Portfolio turnover rate	67.14	%(3)	89.11%		112.40%	151.23%		119.98%		68.88%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2010 (Unaudited)

NOTE 1 – ORGANIZATION

The Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”) are each a series of shares of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Chase Growth Fund (the “Growth Fund”) is a diversified fund.  The investment objective of the Growth Fund is growth of capital, and it intends to achieve its objective by investing primarily in common stocks of domestic companies with a large market capitalization of $5 billion and above.  The Growth Fund commenced operations on December 2, 1997.  Prior to January 29, 2007, the shares of the Growth Fund had no specific designation.  As of that date, all of the then outstanding shares were redesignated as Class N Shares.  As part of its multiple class plan, the Growth Fund also offers Substantial Investor Class Shares, which commenced operations on January 29, 2007.  Because the fees and expenses vary between the Class N Shares and the Substantial Investor Class Shares, performance will vary with respect to each class.  Under normal conditions, the Substantial Investor Class Shares are expected to have lower expenses than the Class N Shares which will result in higher total returns.

The Chase Mid-Cap Growth Fund (the “Mid-Cap Fund”) is also a diversified fund.  The investment objective of the Mid-Cap Fund is to seek to achieve capital appreciation by investing at least 80% of its net assets in common stocks of companies that have a mid-size market capitalization.  The advisor considers a mid-cap security to be one that has a market capitalization of between $500 million and $10 billion.  Prior to January 28, 2009, the Mid-Cap Fund’s shares were designated as Class A Shares.  As of that date, all of the then outstanding shares were redesignated as Class N Shares.  The Mid-Cap Fund commenced operations on September 1, 2002.

The Growth Fund Class N Shares and the Mid-Cap Fund Class N Shares are offered through approved financial supermarkets, investment advisors and consultants, financial planners, broker-dealers and other investment professionals and their agents.  Substantial Investor Class Shares of the Growth Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in the Growth Fund exceeds $1 million.  Substantial Investor Class Shares of the Growth Fund are typically not available through platforms, broker-dealers or other financial intermediaries.  They must be purchased directly through the Fund’s distributor, advisor or transfer agent.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2010 (Unaudited), Continued

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2006 – 2008, or expected to be taken in the Funds’ 2009 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Arizona; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of Growth Fund shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2010 (Unaudited), Continued

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Redemption Fees: The Funds charge a 2% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
REITs: The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

H.
Derivatives: The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification.  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

During the six months ended March 31, 2010, the Funds did not hold any derivative instruments.

I.
Events Subsequent to the Fiscal Period End: The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.

Management has evaluated fund related events and transactions that occurred subsequent to March 31, 2010.  There were no events or transactions that occurred that materially impacted the amounts or disclosures in the Funds’ financial statements.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2010 (Unaudited), Continued

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Funds’ investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in other mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2010 (Unaudited), Continued

Short-Term Notes – Short-term notes having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2010:

Growth Fund
	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$100,875,270	$—	$—	$100,875,270
Consumer Staples	45,014,829	—	—	45,014,829
Energy	16,746,963	—	—	16,746,963
Financials	42,634,524	—	—	42,634,524
Health Care	150,716,426	—	—	150,716,426
Industrials	53,979,321	—	—	53,979,321
Materials	20,195,070	—	—	20,195,070
Technology	206,972,346	—	—	206,972,346
Telecommunication Services	13,673,549	—	—	13,673,549
Total Equity	650,808,298	—	—	650,808,298
Short-Term Investments	12,803,789	—	—	12,803,789
Total Investments in Securities	$663,612,087	$—	$—	$663,612,087

Mid-Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$3,731,593	$—	$—	$3,731,593
Consumer Staples	1,066,296	—	—	1,066,296
Energy	719,437	—	—	719,437
Health Care	3,112,961	—	—	3,112,961
Industrials	683,522	—	—	683,522
Materials	768,667	—	—	768,667
Technology	2,792,065	—	—	2,792,065
Total Equity	12,874,541	—	—	12,874,541
Short-Term Investments	1,259,060	—	—	1,259,060
Total Investments in Securities	$14,133,601	$—	$—	$14,133,601

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2010 (Unaudited), Continued

New Accounting Pronouncement – In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Funds’ statement disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended March 31, 2010, Chase Investment Counsel Corporation (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of each Fund. For the six months ended March 31, 2010, the Growth Fund and the Mid-Cap Fund incurred $2,717,262 and $60,549 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Mid-Cap Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Mid-Cap Fund’s aggregate annual operating expenses to 1.48% of average daily net assets.  Any such reductions made by the Advisor in its fees or payment of expenses which are the Mid-Cap Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years in the Mid-Cap Fund.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended March 31, 2010, the Advisor reduced its fees and absorbed Fund expenses in the amount of $24,272 in the Mid-Cap Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $75,327 at March 31, 2010 in the Mid-Cap Fund.  Cumulative expenses subject to recapture expire as follows:

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2010 (Unaudited), Continued

Year	Amount
2010	$10,228
2011	12,414
2012	28,413
2013	24,272
$75,327

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian. For the six months ended March 31, 2010, the Growth Fund and the Mid-Cap Fund incurred the following expenses for administration, fund accounting, transfer agency, and custody:

	Growth Fund	Mid-Cap Fund
Administration	$260,932	$12,110
Fund accounting	66,883	11,168
Transfer agency (a)	56,047	7,497
Custody	67,008	2,844

(a)  Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

For the six months ended March 31, 2010, the Growth Fund and the Mid-Cap Fund were allocated $5,070 and $1,690 of the Chief Compliance Officer fee, respectively.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Growth Fund and the Mid-Cap Fund have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Advisor, under which the Growth Fund Class N Shares and the Mid-Cap Fund Class N Shares may pay servicing fees at an annual rate of 0.25% of the average daily net assets of each Fund’s respective class. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Funds.  The

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2010 (Unaudited), Continued

services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the six months ended March 31, 2010, the Growth Fund Class N Shares and the Mid-Cap Fund Class N Shares incurred shareholder servicing fees of $438,362 and $20,183 under the Agreement, respectively.

NOTE 6 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2010, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Fund	$619,096,472	$826,263,788
Mid-Cap Fund	10,653,048	24,618,062

NOTE 7 – LINES OF CREDIT

The Growth Fund and the Mid-Cap Fund have lines of credit in the amount of $22,900,000 and $6,375,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the six months ended March 31, 2010, the Funds drew upon their lines of credit.  The Growth Fund had an outstanding average daily balance of $125,363, a weighted average interest rate of 3.25% and incurred interest expense of $648.  The Mid-Cap Fund had an outstanding average daily balance of $228,582, a weighted average interest rate of 3.25%, and incurred interest expense of $1,183.  The maximum amount outstanding for the Growth Fund and the Mid-Cap Fund during the six months ended March 31, 2010 was $19,771,000 and $3,888,000, respectively.  At March 31, 2010, the Funds had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2010 (Unaudited), Continued

The tax character of distributions paid in the Growth Fund during the six months ended March 31, 2010 and the year ended September 30, 2009 was as follows:

Growth Fund

	Six Months Ended	Year Ended
	March 31, 2010	September 30, 2009
Ordinary income	$—	$1,438,609
Distributions in excess	—	106,804

Ordinary income distributions may include dividends paid from short-term capital gains.

As of September 30, 2009, the Funds’ most recently completed fiscal year end, the components of capital on a tax basis were as follows:

	Growth Fund	Mid-Cap Fund
Cost of investments (a)	$727,806,103	$22,212,400
Gross unrealized appreciation	104,982,983	4,083,362
Gross unrealized depreciation	(12,201,315)	(505,704)
Net unrealized appreciation (a)	92,781,668	3,577,658
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	—	—
Other accumulated gains/(losses)	(123,753,700)	(7,287,355)
Total accumulated earnings/(losses)	$(30,972,032)	$(3,709,697)

(a)
The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and a tax-free transfer of securities in the Growth Fund and attributable primarily to wash sales in the Mid-Cap Fund.

At September 30, 2009, the Growth Fund and the Mid-Cap Fund had capital loss carryforwards of $27,769,668 and $1,649,916, respectively, which expire in 2017.  At September 30, 2009, the Growth Fund and the Mid-Cap Fund deferred, on a tax basis, post-October losses of $95,984,032 and $5,637,439, respectively.

Chase Funds

NOTICE TO SHAREHOLDERS at March 31, 2010 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2009

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-888-861-7556.

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on December 10, 2009, the Board, including the persons who are Independent Trustees as defined under the Investment Company Act, considered and approved the continuance of the Advisory Agreements for the Chase Growth Fund and Chase Mid-Cap Growth Fund with the Advisor for another annual term.  Prior to this meeting, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreements:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENTS.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
THE FUNDS’ HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds as of September 30, 2009 on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

Chase Growth Fund:  The Board noted that the Growth Fund’s performance was above its peer group median and average for the ten-year total return, although the Fund’s performance was below its peer group median and averages for all other relevant periods.

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

Chase Mid-Cap Growth Fund:The Board noted that the Mid-Cap Growth Fund’s performance was below its peer group median and averages for all relevant periods.

The Board took into account that performance for each Fund was disappointing and determined to continue to closely monitor each Fund’s performance and to discuss these matters with senior management of the Advisor.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENTS.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed, among other things, comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor and all expense waivers and reimbursements.

Chase Growth Fund:The Board noted that the Growth Fund’s total expense ratio, for both share classes, was lower than the median and average of its peer group.  The Board also noted that the contractual advisory fee was above the median and average of its peer group although it was in line with the fees charged by the Advisor to its other investment management clients at minimum investment levels.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Chase Mid-Cap Growth Fund:The Board noted that the Advisor had contractually agreed to maintain an Expense Cap for the Mid-Cap Growth Fund of 1.48%.  Additionally, the Board noted that the Fund’s total expense ratio and contractual advisory fee were slightly higher than the average of its peer group, and the contractual advisory fee was equal to the median of its peer group.  The Board further noted that the contractual advisory fee was in line with the fees charged by the Advisor to its other investment management clients at minimum investment levels.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal year was below the peer group median and average.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale appeared to have been achieved with the Growth Fund and were shared with Fund shareholders through a reduced expense ratio.  They considered that economies of scale would be expected to be realized as the assets of the Mid-Cap Growth Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or pay for Mid-Cap Growth Fund expenses so that the Fund does not exceed a specified expense limitation.

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

The Board determined that as the Growth Fund continued to grow, they would discuss advisory fee breakpoints on the Chase Growth Fund with the Advisor in the future.  The Board concluded that there were no effective economies of scale to be shared with the Mid-Cap Growth Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds. The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, such as benefits received in exchange for “soft dollars.”  After such review, the Board determined that given the information presented, the profitability to the Advisor with respect to the Advisory Agreements did not appear to be excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements for the Chase Growth Fund and the Chase Mid-Cap Growth Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements for the Chase Growth Fund and the Chase Mid-Cap Growth Fund would be in the best interest of each Fund and its shareholders.

(This Page Intentionally Left Blank.)

Advisor
Chase Investment Counsel Corporation
300 Preston Avenue, Suite 500
Charlottesville, VA 22902-5096

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103-3638

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY  10022-3205

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date   6/1/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date   6/1/10

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date   6/1/10

* Print the name and title of each signing officer under his or her signature.